UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2016

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On August 12, 2016, the Board of Directors of Galaxy Gaming, Inc. (the "Company") dismissed KLJ & Associates ("KLJ") as the Company's independent registered public accounting firm.  KLJ had served as the Company's independent registered public accounting firm since August 4, 2014.

KLJ's audit reports on the financial statements of the Company for the fiscal years ended December 31, 2015 and 2014, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014, and through August 12, 2016, there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused KLJ to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the fiscal years ended December 31, 2015 and 2014, and through August 12, 2016, there were no "reportable events" (as such term is defined in Item 304 of Regulation S-K).

On August 16, 2016, the Company provided KLJ with its disclosures in the Current Report on Form 8-K disclosing the dismissal of KLJ and requested in writing that KLJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  KLJ's response is filed as an exhibit to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accountant

Following a careful deliberation and competitive process among middle market accounting firms, on August 12, 2016, the Company's Board of Directors engaged Piercy Bowler Taylor & Kern, Certified Public Accountants ("PBTK") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, effective August 16, 2016.

Prior to retaining PBTK, the Company did not consult with PBTK regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" or a "reportable event" (as those terms are defined in Item 304 of Regulation S-K).

The Company authorized KLJ to respond fully and without limitation to all requests of PBTK concerning all matters related to the audited period by KLJ.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

99.1	Letter from KLJ & Associates to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2016

GALAXY GAMING, INC.

By:	/s/ Gary A. Vecchiarelli
Gary A. Vecchiarelli
Chief Financial Officer